UNITED STATES SECURITIES AND EXCHANGE COMMISSION W ashington , D. C . 20549

FORM 8- K /A Amendment No. 1

CURRENT REPORT Pursuant to Section 13 or 15(d) of t he Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2008

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

     Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of

               Principal Officers.

      This Current Report on Form 8-K/A is being filed by FelCor Lodging Trust Incorporated (the “Company”) to supplement the Company’s Current Report on Form 8-K (the “Prior Report”), dated March 31, 2008 and filed on April 1, 2008. The Prior Report announced, among other things, the election of Mark D. Rozells to the Company’s Board of Directors (the “Board”).

     The Company is filing this Form 8-K/A to disclose that Mr. Rozells has been named to the Audit Committee of the Board, effective May 1, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: May 1, 2008	By:	/s/ Jonathan H. Yellen
	Name:	Jonathan H. Yellen
	Title:	Executive Vice President, General Counsel and Secretary